3. MATERIAL ACCOUNTING POLICY INFORMATION: h) Warrants (Policies)	12 Months Ended
Dec. 31, 2024
Policies
h) Warrants

h)Warrants

Warrants with the right to acquire common shares in the Company are typically issued through the Company’s equity financing activities. Where finders’ warrants are issued on a stand-alone basis, their fair values are measured on their issuance date using the Black-Scholes option pricing model and are recorded as both an increase to reserves and as a share issue cost.

When warrants are exercised, the cash proceeds along with the amount previously recorded in equity reserves are recorded as share capital.